VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

(each a “Portfolio” and collectively the “Portfolios”)

Supplement dated September 30, 2019 to the Portfolios’ current

Statement of Additional Information dated May 1, 2019

(the “SAI”)

On September 12, 2019, the Portfolios’ Board of Directors approved changes to the Voya funds’ policy with respect to the Portfolios’ disclosure of portfolio holdings.

Effective September 30, 2019, the Portfolios’ SAI is revised as follows:

1.	The second paragraph of the section entitled “Disclosure of Each Portfolio’s Portfolio Securities” is deleted and replaced with the following:

In addition, each Portfolio posts its portfolio holdings schedule on Voya’s website on a monthly basis and makes it available on the 30th calendar day following the end of the previous calendar month, or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar month.

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